UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 17, 2021

Regional Management Corp.

(Exact name of registrant as specified in its charter)

Delaware	001-35477	57-0847115
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

979 Batesville Road, Suite B

Greer, South Carolina 29651

(Address of principal executive offices) (zip code)

(864) 448-7000

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol	Name of Each Exchange on Which Registered
Common Stock, $0.10 par value	RM	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01.	Entry into a Material Definitive Agreement.

Fourth Amendment to Senior Revolving Credit Facility

On December 17, 2021, Regional Management Corp. (the “Company”) and certain of its subsidiaries entered into the Fourth Amendment to the Seventh Amended and Restated Loan and Security Agreement (the “Fourth Amendment”), among the Company and its subsidiaries named as borrowers therein (collectively with the Company, the “Revolving Borrowers”), the financial institutions named as lenders therein (the “Revolving Lenders”), and Wells Fargo Bank, National Association, as agent (the “Revolving Agent”). The Fourth Amendment amends the Seventh Amended and Restated Loan and Security Agreement, dated as of September 20, 2019 (the “Loan Agreement”), among the Revolving Borrowers, the Revolving Lenders, and the Revolving Agent. The Loan Agreement was previously filed with the SEC by the Company on September 20, 2019 as Exhibit 10.1 on Form 8-K.

The Fourth Amendment amends the Loan Agreement to, among other things, (i) remove Bank of America, N.A. as a lender and reduce the commitments under the credit facility to $500 million, (ii) provide for a borrowing base of up to 83% of eligible receivables, subject to adjustment at certain credit quality levels (rather than adjusting the percentage of inclusion in the borrowing base based on receivable type), (iii) set the applicable margin at 3.00% (removing the prior 0.25% increase based on availability percentage), (iv) revise the eligibility criteria for contract receivables, (v) lower the LIBOR floor from 1.00% to 0.50%, (vi) extend the maturity of the facility to September 20, 2024, (vii) increase certain basket amounts, (viii) set the unused line fee at 0.50% per annum (rather than a variable fee based on credit facility exposure), (ix) remove the aggregate dollar cap on the warehouse facilities the Company is permitted to enter into, (x) simplify the Company’s reporting requirements under the Loan Agreement, and (xi) make certain other clarifying and conforming changes, including but not limited to, addressing definitional changes relating to that certain fourth amended and restated intercreditor agreement, dated as of December 17, 2021 (the “Intercreditor Agreement”) and that certain third amended and restated security agreement, dated as of December 17, 2021 (the “Intercreditor Security Agreement”).

For a complete description of the terms of the Fourth Amendment, see Exhibit 10.1 hereto. The foregoing description is only a summary, does not purport to be complete, and is qualified in its entirety by reference to the full text of the Fourth Amendment, which is incorporated by reference herein.

On December 17, 2021, the Company and its wholly-owned subsidiary, Regional Management Receivables II, LLC (“RMR II”), entered into the First Amendment to the Second Amended and Restated Credit Agreement (the “RMR II Amendment”), by and between the Company, as servicer and RMR II, as borrower, as acknowledged and agreed to by the lenders party thereto, Credit Suisse AG, New York Branch, as administration agent (in such capacity, the “RMR II Administrative Agent”) and as structuring agent and syndication agent (in such capacities, the “Structuring and Syndication Agent”), and Wells Fargo Bank, National Association, acting through its corporate trust services division, as account bank and backup servicer (in such capacities, the “Account Bank and Backup Servicer”). The RMR II Amendment amends the Second Amended and Restated Credit Agreement, dated as of April 14, 2021, by and among the Company, as servicer, RMR II, as borrower, the lenders from time to time parties thereto, the agents from time to time parties thereto, the Account Bank and Backup Servicer, the RMR II Administrative Agent and the Structuring and Syndication Agent (the “RMR II Credit Agreement”). The RMR II Credit Agreement was previously filed with the SEC by the Company on April 20, 2021 as Exhibit 10.1 on Form 8-K.

On December 17, 2021, the Company and its wholly-owned subsidiary, Regional Management Receivables IV, LLC (“RMR IV”), entered into Amendment No. 1 to the Credit Agreement (the “RMR IV Amendment”), by and among the Company, as servicer, RMR IV, as borrower, Wells Fargo Bank, National Association, as agent and committed lender and Wells Fargo Bank, National Association, as administrative agent (the “RMR IV Administrative Agent”). The RMR IV Amendment amends the Credit Agreement, dated as of April 19, 2021, by and among the Company, as servicer, RMR IV, as borrower, the lenders from time to time parties thereto, the Account Bank and Backup Servicer and the RMR IV Administrative Agent (the “RMR IV Credit Agreement”). The RMR IV Credit Agreement was previously filed with the SEC by the Company on April 20, 2021 as Exhibit 10.2 on Form 8-K.

On December 17, 2021, the Company and its wholly-owned subsidiary, Regional Management Receivables V, LLC (“RMR V”), entered into Amendment No.1 to the Credit Agreement (the “RMR V Amendment,” together with the RMR II Amendment and the RMR IV Amendment, each a “Warehouse Amendment” and collectively, the

“Warehouse Amendments”), by and among the Company, as servicer, RMR V, as borrower, the lenders from time to time parties thereto, the Account Bank and Backup Servicer, including its successors and permitted assigns, and JPMorgan Chase Bank, N.A., as administrative agent (the “RMR V Administrative Agent”). The RMR V Amendment amends the Credit Agreement, dated April 28, 2021, by and among the Company, as servicer, RMR V, the lenders from time to time parties thereto, the Account Bank and Backup Servicer and the RMR V Administrative Agent (the “RMR V Credit Agreement,” together with the RMR II Credit Agreement and the RMR IV Credit Agreement, each a “Warehouse Credit Agreement,” and collectively, the “Warehouse Credit Agreements”). The RMR V Credit Agreement was previously filed with the SEC by the Company on April 29, 2021 as Exhibit 10.1 on Form 8-K.

Each of the Warehouse Amendments amend the related Warehouse Credit Agreement to (i) address definitional changes relating to that certain Intercreditor Agreement and Security Agreement, (ii) amend the “debt to tangible net worth” financial covenant to be no greater than 5.00 to 1.0 and (iii) carveout “deferred tax assets” from the definition of “tangible net worth.”

For a complete description of the terms of each of the RMR II Amendment, the RMR IV Amendment and the RMR V Amendment, see Exhibit 10.2, Exhibit 10.3 and Exhibit 10.4 hereto respectively. The foregoing descriptions are only a summary, do not purport to be complete, and are qualified in their entirety by reference to the full text of the related Warehouse Amendment which are each incorporated by reference herein.

The lenders under the Loan Agreement and each Warehouse Credit Agreement have in the past provided and/or may in the future provide investment banking, underwriting, lending, commercial banking, trust, and other advisory services to the Company and its subsidiaries and affiliates. These parties have received, and may in the future receive, customary compensation from the Company and its subsidiaries and affiliates for such services.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

10.1	Fourth Amendment to Seventh Amended and Restated Loan and Security Agreement, dated as of December 17, 2021, by and among Regional Management Corp. and its subsidiaries named as borrowers therein, the financial institutions named as lenders therein, and Wells Fargo Bank, National Association, as agent.

10.2	First Amendment to the Second Amended and Restated Credit Agreement, dated as of December 17, 2021, by and between Regional Management Corp., as servicer and Regional Management Receivables II, LLC, as borrower, as acknowledged and agreed to by the lenders party thereto, Credit Suisse AG, New York Branch, as administration agent, structuring agent and syndication agent, and Wells Fargo Bank, National Association, acting through its Corporate Trust Services division, as account bank and backup servicer.

10.3	Amendment No. 1 to the Credit Agreement, dated as of December 17, 2021, by and among Regional Management Corp., as servicer, Regional Management Receivables IV, LLC, as borrower, Wells Fargo Bank, National Association, as agent and committed lender and Wells Fargo Bank, National Association, as administrative agent.

10.4	Amendment No.1 to the Credit Agreement, dated as of December 17, 2021, by and among Regional Management Corp., as servicer, Regional Management Receivables V, LLC, as borrower, the lenders from time to time parties thereto, Wells Fargo Bank, National Association, acting as its corporate trust services division, including its successors and permitted assigns, as account bank and backup servicer, and JPMorgan Chase Bank, N.A., as administrative agent.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Regional Management Corp.

Date: December 21, 2021	By:	/s/ Harpreet Rana
Harpreet Rana Executive Vice President and Chief Financial Officer